UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Owlet, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OWLET, INC.
SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, AUGUST 16, 2024

July 10, 2024
Dear Owlet Stockholder,

The proxy statement for the 2024 Annual Meeting of Stockholders (the “Proxy Statement”) of Owlet, Inc., a Delaware corporation (the “Company”), to be held at 1:00 p.m. (Eastern Time) on Friday, August 16, 2024 (the “Annual Meeting”), was filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 3, 2024. Since then, there have been developments regarding the management of the Company. We are reaching out to you to describe these recent events and to supplement portions of the Proxy Statement as set forth in this Supplement to the Proxy Statement. The Supplement should be read in conjunction with the Proxy Statement.

The Proxy Statement filed with the Commission on July 3, 2024 also appended a form of proxy card related to the Annual Meeting (the “Form of Proxy Card”). The Form of Proxy Card inadvertently omitted reference to the Company’s Proposal 2 to approve an amendment to the Owlet, Inc. 2021 Incentive Award Plan to increase the number of shares of common stock reserved for issuance under the 2021 Plan (the “Plan Amendment Proposal”). Accordingly, the purpose of filing this Supplement is also to correct the version of the Form of Proxy Card filed with the Commission. Please note that the proxy card that was mailed and made available to the Company’s stockholders correctly included the Plan Amendment Proposal and, thus, no changes have been made to the proxy card that was mailed and made available to the Company’s stockholders.

Except as described above and below, this Supplement does not otherwise modify or update any other disclosures in the Proxy Statement.

Recent Developments

Chief Financial Officer Transition

As disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 9, 2024, on July 8, 2024, the Board of Directors (the “Board”) of the Company appointed Amanda Twede Crawford, the Company’s current Vice President, Financial Planning and Analysis, to serve as the Company’s Chief Financial Officer and principal financial officer and principal accounting officer, effective July 9, 2024, to succeed Kathryn Scolnick in these positions. Ms. Scolnick, the Company’s Chief Financial Officer and principal financial officer and principal accounting officer, transitioned out of these positions effective July 9, 2024, but will remain employed by the Company in an advisory role through September 6, 2024 (the “Separation Date”) to provide transition support.

Ms. Crawford, age 37, has served as the Company’s Vice President, Financial Planning and Analysis from March 2022 to July 2024. Prior to joining the Company, Ms. Crawford served in various positions at Swire Coca-Cola, USA, a beverages company (“Coca-Cola”). From February 2020 to March 2022, Ms. Crawford served as the Vice President of Finance at Coca-Cola and, from July 2014 to February 2020 she served as Coca-Cola’s Vice President, Corporate Controller. During her tenure at Coca-Cola, Ms. Crawford had responsibility for financial accounting and reporting, financial statement audit, budget and financial forecasting processes, accounting operations, financial analysis, mergers & acquisitions buy-side due diligence, risk management, and corporate insurance. Earlier in her career, Ms. Crawford was an Audit Associate with PricewaterhouseCoopers. Ms. Crawford is a Certified Public Accountant and holds a B.S. in Accounting and a Master of Accounting degree from the University of Utah’s
David Eccles School of Business.

Crawford’s Promotion Arrangement

In connection with Ms. Crawford’s appointment, on July 9, 2024, the Company and Ms. Crawford executed a promotion letter (the “Promotion Letter”) pursuant to which Ms. Crawford’s annual base salary was increased to $300,000 and her annual cash bonus opportunity was increased to 35% of her annual base salary based on the achievement of company goals and Ms. Crawford’s individual performance, subject to her continued employment with the Company through the payment date. Ms. Crawford is also eligible to receive, subject to approval by the Board, an equity award with a target value of between $200,000 to $300,000 at the time of grant in the form of restricted stock units with vesting terms to be determined. Under the Promotion Letter, if Ms. Crawford’s employment with the Company is terminated without “cause” (as defined in the Promotion Letter), Ms. Crawford will be paid six months of her then current salary as severance and, if Ms. Crawford’s employment is either (i) terminated by the Company without Cause or (ii) terminated by her for Good Reason (as defined in the Promotion Letter), after a

Change in Control Transaction (as defined in the Company’s Executive Change in Control Severance Plan (the “CIC Severance Plan”), then all of Ms. Crawford’s then-unvested equity awards will automatically vest on the date of such termination, contingent, in each such termination scenario, upon her timely execution and delivery of a separation agreement and general release of claims and continued compliance with all applicable restrictive covenants. In addition, Ms. Crawford is eligible to participate in the Company’s CIC Severance Plan.

Scolnick’s Separation Agreement

In connection with Ms. Scolnick’s separation, on July 9, 2024, the Company and Ms. Scolnick entered into a Separation and Release Agreement (the “Separation Agreement”). Under the Separation Agreement, Ms. Scolnick will continue to be paid her base salary and vest into outstanding equity awards while providing transition services through the Separation Date. Subject to the timely delivery of an effective release of claims on or within a short period following the Separation Date, Ms. Scolnick is entitled to receive (i) her continued base salary and target bonus for six months at the weekly rate of $9,014.42 (less applicable tax withholding), (ii) reimbursement of COBRA premiums for the period commencing October 1, 2024 and ending on the earlier of September 30, 2025 or the date on which she becomes eligible for medical coverage through another entity, (iii) the accelerated vesting of all of Ms. Scolnick’s unvested stock options and restricted stock units and (iv) outplacement services. In the event that there is a Change of Control (as defined in the CIC Severance Plan) within three months following the Separation Date, Ms. Scolnick will be entitled to receive an additional $50,000 representing the difference between the severance payable under the Separation Agreement and the severance payable under the CIC Severance Plan in the event of a Change in Control.

Impact on Voting at the Annual Meeting

This Supplement should be read in conjunction with the Proxy Statement. This Supplement does not change the proposals to be voted on at the Annual Meeting or the recommendations of the Board with respect to such proposals, in each case, as described in the Proxy Statement. From and after the date of this Supplement, any references to the Proxy Statement are to the Proxy Statement as supplemented hereby.

Stockholders do not need to take any action if they have already voted their shares for the Annual Meeting. The form of proxy card included in the Company’s definitive proxy materials remains valid, and no new proxy cards are being distributed. If you have already voted and wish to change your vote based on any of the information contained in this Supplement or otherwise, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. Proxies already returned by stockholders (via Internet, telephone or mail) will remain valid and will be voted at the Annual Meeting unless revoked. Important information regarding how to vote your shares of common stock and how to revoke or change a proxy already given is described in the Proxy Statement under the section titled “Information About the Annual Meeting and Voting – Can I change my vote after I have delivered my proxy card or voting instruction form?”

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Kurt Workman
Co-Founder, Chief Executive Officer and Director

Lehi, Utah
July 10, 2024

OWLET, INC.
3300 NORTH ASHTON BOULEVARD
SUITE 300
LEHI, UTAH 84043

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 15, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OWLT2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 15, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46144-P14859 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OWLET, INC.

The Board of Directors recommends you vote FOR each of the director nominees (Proposal 1), FOR Proposal 2 and FOR Proposal 3.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

    01) Laura J. Durr
    02) Amy N. McCullough
    03) Lior Susan

		For	Against	Abstain
2.	Approval of an amendment to the Owlet, Inc. 2021 Incentive Award Plan.	☐	☐	☐
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2024.	☐	☐	☐

If any other matters properly come before the meeting, or any continuation, adjournment or postponement thereof, shares represented by properly submitted proxies will be voted on such matters in the discretion of the Named Proxies.

Only stockholders of record as of the close of business on June 27, 2024 (the record date for the meeting) are entitled to receive notice of, and to vote at, the meeting.

Authorized Signatures -- Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) on the account. If shares are held in joint tenancy, all persons should sign. Trustees and administrators should include their title and authority. Corporations should provide the full name of the corporation and title of the authorized officer signing the proxy card and/or voting instruction form.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V46145-P14859

Owlet, Inc.
Annual Meeting of Stockholders
August 16, 2024 1:00 p.m. ET
This proxy is being solicited on behalf of the Board of Directors.

The undersigned appoints Kurt Workman and Kathryn R. Scolnick (the "Named Proxies"), and each of them, with full power of substitution, as lawful agents and proxies, to vote all the shares of Class A common stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock of Owlet, Inc. (the "Company") that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders of the Company, and any continuation, adjournment or postponement thereof, upon the matters set forth herein, and in their discretion upon such other matters as may properly come before the meeting.

This proxy, if signed, dated and returned, will be voted as directed herein by the undersigned. If this proxy is signed, dated and returned without such direction, the shares will be voted FOR the election of each of the director nominees (proposal 1), FOR proposal 2 and FOR proposal 3.

All proxies previously given or executed by the undersigned with respect to the shares of Class A common stock, Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock represented by this proxy are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of 2024 Annual Meeting of Stockholders, Proxy Statement for the 2024 Annual Meeting of Stockholders and 2023 Annual Report to Stockholders.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation (or, if there is no recommendation from the Board of Directors on a proposal, the shares will not be voted on such proposal). The Named Proxies cannot vote the shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.